Exhibit 10 (i)
                        Amendment #8 to Loan Agreement
                             Dated June 30, 1998








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                                William Farber
                                32640 Whatley
                           Franklin, Michigan 48025


                                        June 30, 1998



Mr. Jeffrey Moshal
Lannett Company, Inc.
9000 State Road
Philadelphia, Pennsylvania 19136

        Re: Loan Agreement between William Farber ("Lender") and Lannett Company, Inc., a Delaware Corporation ("Borrower") dated August 30, 1991, as amended by Amendment #1 to Loan Agreement dated as of March 15, 1993, and by letter agreements dated August 1, 1994, May 15, 1995, December 31, 1995, June 30, 1996 , November 1, 1996, September 9, 1997 and June 30, 1998.

Dear Jeffrey:

        This letter confirms that the maturity date (as defined in the Loan Agreement) for the Term Loan is extended to December 23, 1999. The Term Loan is evidenced by the Amended and Restated Lannett Company, Inc. Convertible Debenture dated December 23,1991. It is understood and agreed that Mr. Farber (Lender) has the right, at any time prior to payment in full of the Debenture, to convert all or any part of the outstanding indebtedness represented by the Debenture and related accrued interest into shares of Lannett Company Inc.'s (Borrower's) common stock, on the terms and conditions set forth in the Debenture. Consequently, by extending the maturity date of the Term Loan, Borrower has extended the period which Lender may exercise such conversion rights.

This letter also confirms that the Lender will not declare an Event of Default under the Loan Agreement or any promissory note or other document executed and delivered in connection with the Loan Agreement if borrower fails to pay interest accrued from April 1, 1995 to June 30, 1996, from July 1, 1996 to June 30, 1997, from July 1, 1997 to June 30, 1998 and from July 1, 1998 to June 30, 1999 on the Revolving Credit Loan (as defined in the Loan Agreement) or the Term Loan (as defined in the Loan Agreement) in monthly installments as currently provided in the Loan Agreement; provided that (i) Borrower pays such accrued interest in the following manner.

Accrued interest on the Revolving Credit Loan from April 1, 1995 to June 30, 1996 is payable in six equal monthly installments of $52,590, commencing January 15, 1999 and continuing on the fifteenth day of each month thereafter until paid in full. Accrued interest from July 1, 1996 to June 30, 1997 is payable in six equal monthly installments of $57,188, commencing April 15, 1999 and continuing on the fifteenth day of each month thereafter, until paid in full. Accrued interest from July 1, 1997 to June 30, 1998 is payable in six equal monthly installments of $63,554, commencing July 15, 1999 and continuing on the fifteenth day of each month thereafter, with the balance due October 1, 1999. Interest accrued on the outstanding principal balance from and after July 1, 1998 is payable in twelve equal monthly

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installments, commencing July 15, 1999 and continuing on the fifteenth day of each month thereafter with the balance due October 1, 1999.

Accrued interest from April 1, 1995 to June 30, 1996 is payable in six equal monthly installments of $28,500, commencing January 15, 1999 and continuing on the fifteenth day of each month thereafter until paid in full. Accrued interest from July 1, 1996 to June 30, 1997 is payable in six equal monthly installments of $30,417, commencing April 15, 1999 and continuing on the fifteenth day of each month thereafter, until paid in full. Accrued interest from July 1, 1997 to June 30, 1998 is payable in six equal monthly installments of $30,417, commencing July 15, 1999 and continuing on the fifteenth day of each month thereafter, until paid in full. Interest accrued on the outstanding principal balance from and after July 1, 1998 is payable in twelve equal monthly installments, commencing July 15, 1999 and continuing on the fifteenth day of each month thereafter with the balance due December 23, 1999.


                                       Very Truly Yours

                                    By: /s/ William Farber
                                        ------------------
                                        William Farber





AGREED TO AND ACCEPTED:

LANNETT COMPANY, INC.


By: /s/ Jeffrey M. Moshal
    ---------------------
           Jeffrey M. Moshal, Vice President - Finance and Treasurer


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